KeyCorp First Quarter 2024 Earnings Review April 18, 2024 Chris Gorman Chairman and Chief Executive Officer Clark Khayat Chief Financial Officer

2 Note: All metrics are as of 3/31/2024 unless otherwise noted (1) 3/31/2024 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision ✓Enhanced underwrite-to- distribute platform through partnership with Blackstone+6% YoY Commercial Client Growth Differentiated Fee Businesses Focused on Targeted Scale Driving New Relationships Focused on Primacy 10.3% Common Equity Tier 1(1) +6% YoY Increase in noninterest income, driven by record 1Q Investment Banking fees Strengthening the Balance Sheet Reduced reliance on wholesale funding and higher-cost brokered deposits 29bps NCOs / Average Loans Risk Management Excellence Expanded underwrite-to-distribute model by formulating a new strategic partnership +2.5% YoY Net New Relationship Household Growth 1Q24 Results 60bps NPAs / Period-end Loans

Financial Review

1Q24 Highlights

- EPS of $0.20, with $0.02 impact from FDIC special assessment of $29MM pre-tax[(1)]
- Net interest income down 4.5% sequentially, as expected, reflecting lower loan balances and higher funding costs
- Noninterest income up 6% QoQ and YoY, primarily due to a record first quarter performance in investment banking
- Expenses were down reflecting significant impact from selected items in prior periods
  - Excluding selected items[(1)], expenses were flat YoY and up 1.5% QoQ
- Provision for Credit Losses of $101MM, flat QoQ and included $81MM of NCOs and ~$20MM build to the allowance for credit losses
- CET1 increased 24 bps QoQ to 10.3%, and tangible book value per common share declined just 1.5% sequentially despite impact of higher interest rates on unrealized losses in the AFS securities portfolio

$ in millions, excluding EPS
From continuing operations, unless otherwise noted

	Reported	QoQ ▲	YoY ▲
EPS (Includes $0.02 impact from special assessment[(1)])	$0.20	N/M	(33)%
Net Interest Income (TE)	$886	(4.5)%	(20)%
Noninterest Income	$647	6%	6%
Revenue	$1,533	(-)%	(11)%
Noninterest Expense	$1,143	(17)%	(3)%
Provision for Credit Losses	$101	(1)%	(27)%
CET1[(2)]	10.3%	24 bps	~120 bps
Cash Efficiency Ratio[(3)]	74.0%	N/M	600 bps
ROTCE[(3)]	7.87%	641 bps	(529) bps
Tangible Book Value per Common Share	$9.87	(1.5)%	2%

N/M = Not Meaningful
(1) Please see slide 26 for breakout on Selected Items Impact on Earnings; (2) 3/31/2024 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision; (3) Non-GAAP measure: see appendix for reconciliation

4

Average Loans

$ in billions



$119.8
$120.7
$117.6
$113.9
$111.0
EOP Loans: $109.9Bn
Down 2% QoQ
Consumer
$36.8
$36.6
$36.1
$35.3
$34.6
Loan Yield
5.01%
5.26%
5.41%
5.51%
5.61%
Commercial
$83.1
$84.0
$81.6
$78.6
$76.4
1Q23
2Q23
3Q23
4Q23
1Q24

QoQ Avg Balances by Type



$113.9
($1.4)
($0.5)
($0.2)
($0.3)
($0.5)
$111.0
4Q23
C&I
CRE(1)
Commercial Leases
Residential Mortgage
Other Consumer(2)
1Q24

Note: Graphs may not foot due to rounding
(1) CRE includes real estate – commercial mortgage and real estate – construction; (2) Other Consumer includes home equity loans, credit cards, and other consumer loans; (3) Non-GAAP measure: see appendix for reconciliation; (4) Relationship client is defined as having two or more of the following: credit, capital markets, or payments

vs. Prior Quarter

- Average loans down 2.6% from 4Q23
  - Decline in commercial loans (-$2.2Bn), mostly driven by C&I
  - Decline in average consumer loans (-$750MM) driven by declines across all consumer loan categories

Portfolio Highlights

- ~62% variable rate, or 47% after adjusting for loans swapped to a fixed rate; loan yields would have been 6.4% in first quarter 2024 excluding the impact from hedges[3]
- ~86%[4] of commercial loans are with relationship clients that have two or more products with Key
- 54% of the C&I portfolio is investment grade; Consumer book has a 769 weighted average FICO at origination
- C&I loan utilization: 32% in 1Q24

5

Average Deposits



$ in billions
$143.4
$142.9
$144.8
$145.1
$142.9
Other(1)
$6.6
$9.0
$6.1
$3.3
$2.5
Commercial
$52.2
$51.4
$54.9
$56.9
$56.1
Total deposit cost
0.99%
1.49%
1.88%
2.06%
2.20%
Consumer
$84.6
$82.5
$83.9
$84.9
$84.3
1Q23
2Q23
3Q23
4Q23
1Q24

1Q24 Product Mix



Time deposits
10%
21%
Noninterest-bearing
4%
Savings
MMDA
26%
39%
Demand

1Q24 Interest-bearing Mix



Other Commercial / Treasury
~15%
53%
Consumer
Managed Indexed Commercial
~25%
7%
Wealth

Note: Graphs may not foot due to rounding
(1) Other includes treasury brokered deposits and other deposits; (2) Cumulative beta indexed to 4Q21; (3) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits

vs. Prior Quarter

- Average deposits were down 1.5% from from 4Q23
  - Included ~$1Bn decline in brokered CDs
  - Client deposits down slightly reflecting seasonal outflows in commercial
- Client deposits up 2% year-over-year
- Total deposit costs rose by 14 basis points
  - Reflects rollover of MMDAs and CDs at higher rates, and deposit mix shift
  - Cumulative total interest-bearing deposit beta: ~52%[2]

Deposit Franchise Highlights

- Commercial deposit balances driven by relationship clients
  - 78% of commercial deposits in core operating accounts
  - 95% of commercial deposits have an operating account
- Loan-to-deposit ratio: 77%[3]

6

Net Interest Income and Margin (TE)

From continuing operations, $ in millions



$1,106
$986
$923
$928
$886
2.47%
2.12%
2.01%
2.07%
2.02%
1Q23
2Q23
3Q23
4Q23
1Q24



NII Walk (TE)
$928
$38
$8
$(42)
$(37)
$(9)
$886
4Q23
Swap & UST Roll-off
Other Fixed Rate Assets Repricing
Lower Loan Volumes
Deposit Costs & Mix
Other, Primarily Day Count
1Q24



NIM Walk (TE)
2.07%
9bps
2bps
(6)bps
(8)bps
(1)bps
2.02%
4Q23
Swap & UST Roll-off
Other Fixed Rate Assets Repricing
Lower Loan Volumes
Deposit Costs & Mix
Other
1Q24

TE = Taxable equivalent
Note: NIM Walk may not foot due to rounding

7

$145 $136 $170 $128 $132 $136 $81 $84 $77 $76 $67 $69 $67 $65 $63 $46 $48 $56 $65 $78 $76 1Q23 4Q23 1Q24 QoQ 8 $608 % change YoY +22% (6)% (9)% +17% (5)% +6% +17% +17% (3)% +3% (3)% (8)% +3% +25% vs. Prior Year $610 $647 +6% +6% $ in millions Investment Banking & Debt Placement Trust & Investment Services Cards & Payments Other(1) Corporate Services Service Charges on Deposit Acct Commercial Mortgage Servicing ▪ Noninterest income up $39MM (+6%) from 1Q23 − Higher Investment Banking and Debt Placement fees (+$25MM) related to strong commercial mortgage, M&A, and debt capital markets activity − Increase in Commercial Mortgage Servicing fees (+$10MM) − Trust & Investment Services growth (+$8MM) driven by higher market values and momentum in Key Private Client (1) Other includes Corporate-Owned Life Insurance Income, Consumer Mortgage Income, Operating Lease Income and Other Leasing Gains, and Other Income Noninterest Income

9 $665 $631 $674 $447 $466 $440 $64 $275 $29 $1,176 $1,372 1Q23 4Q23 1Q24 Personnel Non-personnel Selected Items Impact on Earnings(1) vs. Prior Year % change YoY QoQ (2)% 1% (6)% 7% (3)% (17)% ▪ Noninterest expense down $33MM (-3%) from 1Q23 − 1Q24 Noninterest expense included $29M pre-tax, from the FDIC special assessment(1) − 1Q23 Noninterest expense included $64MM pre-tax, from efficiency related expenses(1) ▪ Excluding selected items, personnel expenses increased by 1% reflecting merit and inflation, and incentive compensation related to strong fee revenues, offset by lower headcount reflecting efficiency related actions taken last year $ in millions $1,143 (1) Please see slide 26 for breakout on Selected Items Impact on Earnings FDIC Special Assessment(1) Efficiency Related Expenses(1) Noninterest Expense

0.14% 0.12% 0.15% 0.20% 0.22% 0.05% 0.06% 0.04% 0.09% 0.11% 1Q23 2Q23 3Q23 4Q23 1Q24 NCO = Net charge-off (1) Loan and lease outstandings 10 $ in millions $3,295 $3,921 $4,475 $4,984 $6,588 1Q23 2Q23 3Q23 4Q23 1Q24 30 – 89 days delinquent 90+ days delinquent Net Charge-offs & Provision for Credit Losses Delinquencies to Period-end Total Loans Criticized Outstandings(1) to Period-end Total Loans $ in millions; Continuing Operations Criticized Outstandings to Period-end Total LoansCriticized Outstandings 2.8% 3.3% 3.9% 4.4% 6.0% $45 $52 $71 $76 $81$139 $167 $81 $102 $101 1Q23 2Q23 3Q23 4Q23 1Q24 NCOs Provision for credit losses NCOs to avg. loans 0.15% 0.17% 0.24% 0.26% 0.29% $416 $431 $455 $574 $658 1Q23 2Q23 3Q23 4Q23 1Q24 Nonperforming Loans to Period-end Total Loans $ in millions Nonperforming Loans to Period-end Total LoansNonperforming Loans 0.35% 0.36% 0.39% 0.51% 0.60% Credit Quality Continuing Operations

1.2% 2.7% 0.7% 8.4% 2.3% 1.2% 2.5% 0.8% 7.9% 2.6% C&I CRE Mortgage Residential Real Estate Credit Cards Other Consumer ALLL Peer Average(1) as of 12/31/23KEY ALLL $1,656 $1,771 $1,778 1,804 1,823 1Q23 2Q23 3Q23 4Q23 1Q24 11 Portfolio Drivers Economic Drivers Allowance for Credit Losses Walk 4Q23 $1,804 $1,823 1Q24 Allowance for Credit Losses to Period-end LoansAllowance for Credit Losses $ in millions Allowance for Credit Losses (ACL) 1.38% 1.49% 1.54% 1.60% 1.66% Allowance for Loan Losses as % Period-end Loans by Type $ in millions 3.0% ACL against NOO-CRE Drivers of Allowance for Credit Losses Note: NOO-CRE = Nonowner Occupied Commercial Real Estate; ALLL = Allowance for Loan and Lease Losses (1) Peer Average includes: CFG, CMA, FITB, HBAN, MTB, PNC, RF, TFC, USB, ZION

AFS AOCI 7.0 7.0 7.0 7.0 7.0 1Q23 2Q23 3Q23 4Q23 1Q24 12 $ in billions $(5.3) $(4.4) $(4.6) ~18% ~32% $(3.6) $(4.0) AOCI Forward Rates 12/31/2024 12/31/2025 AOCI Flat Rates 12/31/2024 12/31/2025 AOCI Position 3/31/2024 ~13% ~25% AOCI burn down assuming ~6 rate cuts through 2025 & 3-5 year UST rates decline by ~35bps AOCI burn down assuming rates hold at 3/31/2024 levels Tangible Common Equity Ratio(2) Common Equity Tier 1(1) Projected AOCI Impacts(3) 4.6% 4.5% 4.4% 5.1% 5.0% 1Q23 2Q23 3Q23 4Q23 1Q24 Regulatory Minimum with buffers 9.1% 9.3% 9.8% 10.0% Target operating range: 9% - 9.5% $(3.8) $(3.3) $(3.8) $(3.3) 10.3% Adjusted for unrealized AFS Securities and Pension losses(2) $(4.3) Other AOCI 6.3% 6.2% 6.2% 7.0% 7.1% (1) 3/31/2024 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision; (2) Non-GAAP measure: see appendix for reconciliation; (3) Assumes market forwards as of 3/31/2024 Capital

FY2024 (vs. FY2023)2023 13 Note: Guidance range: relatively stable: +/- 2% (1) The noninterest expense guidance excludes the FDIC special assessment of $190MM, efficiency related expenses of $131MM, and a pension settlement charge of $18MM in 2023; (2) The noninterest expense guidance excludes the FDIC special assessment of $29MM in 2024 $118,004 $112,606 Average Loans Ending Loans Noninterest Income Noninterest Expense NCOs to Avg Loans GAAP Tax Rate down 5 - 7% relatively stable vs. YE23 balance Long-term Targets $144,059 $3,943 Positive operating leverage Cash efficiency ratio: 54% - 56% Moderate risk profile: Net charge-offs to avg. loans targeted range of 40-60 bps ROTCE: 16% - 19% flat to down 2% down 2 - 5% up low-single digits vs. 4Q23 annualized exit rate 10%+ 4Q24 vs. 4Q23 up 5%+ relatively stable(1,2) 30 – 40 bps Average Deposits $2,470 $4,734 21 bps 16.9% ~20% $ in millions 2024 Outlook Net Interest Income (TE) Includes selected items of $339MM(1)

$1.3 $1.9 $1.9 $1.5 $2.6 $2.9 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 (1) Assumes the forward curve as of 3/31/2024 and maturities to occur on the last day of each quarter; only includes swap and Treasury maturities 14 Treasuries Swaps $3.1 $2.8 $4.5 $4.8 $2.7 $1.7 $1.1 Benefit Realized WA Maturity Yields $ in billions ▪ ~$540MM expected total benefit in 2024 ▪ ~$320MM annualized benefit in 1Q run rate ▪ ~$220MM expected incremental benefit FY24 vs. 1Q24 annualized run rate 1 Tailwinds from Short-term Swaps & Treasuries Maturities(1) Maturities Schedule 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 $117 $149 $198 $244 0.54% 0.49% 0.50% $ in millions; cumulative view Terminated CF Swaps ▪ ~$975MM expected annualized NII opportunity by 1Q25 (~30% realized to date) 2 ~$80 NII Opportunity From Swaps and Treasuries

NII Opportunity From Swaps and Treasuries

Achieving 4Q24 Exit Rate NII Target – Forward Curve[1]

Change to NII ($ in millions); Illustrative, not drawn to scale



$1Bn+
$886
2.40 – 2.50% NIM
1Q24
Swap & UST Roll-off
Other Assets Repricing
Lower Funding Costs
Loan Growth
4Q24

Achieving 4Q24 Exit Rate NII Target – Flat Rate

Change to NII ($ in millions); Illustrative, not drawn to scale



$1Bn+
$886
2.40 – 2.50% NIM
1Q24
Swap & UST Roll-off
Other Assets Repricing
Higher Funding Costs
Loan Growth
4Q24

(1) As of 3/31/2024 assumes two rate cuts in 2024

Other Key Inputs & Assumptions

- Loan Balances
  - Period-end loans relatively stable (12/31/24 vs. 12/31/23), implies 2%-3% growth off 3/31/24 levels by year-end
- Deposit Costs
  - Forward Curve Scenario: Deposit costs peak in 1H24, lag in Consumer betas for first few rate cuts
  - Flat Rate Scenario: Cumulative beta reaches mid-50%'s
- Deposit Balances and Mix
  - Avg deposits flat to down slightly (4Q24 vs 1Q24)
  - Some continued modest migration from NIB to IB deposits
- Other Assets Repricing
  - ~$1.1Bn of securities cash flows roll-off quarterly at ~2.3% – 2.5%
  - Forward Curve Scenario: Variable-rate loans reprice immediately

15

Appendix

Brokered Deposits ▪ Proactive balance sheet management − Right-sized the balance sheet − Significantly increased CET1 through RWA optimization − Vastly improved liquidity and funding profile ▪ Targeted expense reductions to hold expenses relatively stable − Simplified and streamlined businesses 17 ▪ Franchise momentum: client growth, consistent business flows, strong deposit base ▪ Upside to capital markets recovery ▪ Strengths play to market trends − Strong fee-based businesses − Underwrite-to-distribute business model ▪ Core funded balance sheet more resilient to changes in interest rates ▪ Outsized fixed asset repricing benefit from the roll-off of swaps and Treasuries ▪ High-quality portfolio with strong credit quality − Low exposure to leveraged lending, office, and construction Repositioned Company in 2023 Well-Positioned Moving Forward $34 $24 45016 45382 1Q23 1Q24 31% 3/31/23 3/31/24 3/31/23 3/31/24 Wholesale Funding(1) 62% (1) Wholesale funding includes Federal funds purchased and securities sold under repurchase agreements, bank notes and other short-term borrowings, and long-term debt Positioned for the Future $in billions $in billions $8 $3

Commercial Real Estate

High-quality CRE portfolio has relatively limited exposure and is diversified by property type and geography

Nonowner-Occupied CRE



As a % Total Loans
All banks >$10Bn assets(1)
30%
Regional bank peers(2)
17%
KEY
13%
Category III banks(3)
11%

Loan Portfolio Composition



As a % Total Loans
All other loans
< 1% Office
3%
Affordable Housing
4%
Other NOORE(4)
5%
Traditional Multifamily

Office Highlights

- $0 nonowner-occupied construction
- Nonperforming loans: 5.2%
- Reserves to loans: ~8%
- B&C Class properties in CBDs <0.1% of total loans

Nonowner-Occupied CRE Highlights

- Nonperforming loans: 0.72%
- Reserves to loans: ~3%
- No core-based statistical area >4.2% of total nonowner-occupied CRE

Note: NOORE = Nonowner occupied real estate (Commercial Real Estate); KEY data as of 3/31/2024

(1) Data as of 12/31/2023; Sourced from ffiec.gov 'peer group average reports'; (2) Data as of 12/31/2023; Includes: CFG, CMA, FCNCA, FITB, HBAN, MTB, RF and ZION; (3) Data as of 12/31/2023; Includes: COF, PNC, TFC and USB; (4) Other NOORE includes Diversified, Industrial, Land & Residential, Retail, Senior Housing, Student Housing, Lodging, Medical Office, Self Storage, Skilled Nursing, and Other

18

Commercial Real Estate: Multifamily

Business leverages our originate-to-distribute model and is a mixture of market rate and affordable housing

Multifamily Portfolio Highlights

- Diversified - no more than ~4% of Multifamily Loans concentrated in any market[1]
- No exposure to rent controlled properties in New York City
- Only ~4% of portfolio in NYC, Chicago, Los Angeles and San Francisco

Affordable Housing Loans Driving most of Multifamily Growth

$ in millions



$5,074
$5,247
$6,736
$8,889
$8,853
23%
28%
28%
31%
37%
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
+9% Traditional Multifamily CAGR
+29% Affordable Housing CAGR
Traditional Market Rate Multifamily
Affordable Housing

Affordable Housing Loan Portfolio Highlights

- Targeted clients utilize low-income housing tax credit (LIHTC) financing programs to build, acquire, rehab and preserve facilities
- Significant shortage requires continued investments in new supply, preservation of existing supply, and expansion of government subsidies and programs
- Long-term financing structures result in limited refinance and interest rate risk
- Construction loans underwritten with forward commitments for permanent financing as part of distribution model

Market Rate Multifamily Loan Portfolio Highlights

- Relationship model focused on owners and operators of multifamily projects, rather than developers
- Gateway Markets[2] less than 5% of exposure – 2/3 of portfolio is suburban
- Loans underwritten based on long-term permanent rates on actual, non-trended rents, reducing refinance and interest rate risk
- Over 80% of exposure has recourse

Note: All data as of 3/31/2024 unless otherwise noted
(1) Measured as core-based statistical area (CBSA); (2) Defined as New York City, Los Angeles, Chicago, Washington DC, San Francisco, and Boston

19

0.39% 0.14% (0.02)% 0.00% 4.64% 0.97% C&I CRE Resi Mtg Home Equity Credit Cards Other Consumer 20 Net Loan Charge-offs(1) to Average Loans (%)(2) Allowance to NPLs (%)(2) Criticized Outstandings to Period-end Loans (%)(2) 182% 398% 152% 83% N/M N/M C&I CRE Resi Mtg Home Equity Credit Cards Other Consumer 7.1% 13.5% 0.4% 1.5% 1.8% 0.3% C&I CRE Resi Mtg Home Equity Credit Cards Other Consumer Credit Quality by Portfolio (3), (4) (3), (4) (3), (4) N/M = Not Meaningful (1) Net loan charge-off amounts are annualized in calculation; (2) Ratios calculated using unrounded figures and therefore may not foot to calculation using rounded figures presented in chart; (3) Loan balance includes $214 million of commercial credit card balances at March 31, 2024; (4) Commercial and industrial includes receivables held as collateral for a secured borrowing of $349 million at March 31, 2024. Principal reductions are based on the cash payments received from these related receivables

$1.5 $2.6 $2.9 $0.3 2Q24 3Q24 4Q24 1Q25 Prime 8% 1M SOFR 21% 3M SOFR 7% O/N SOFR 25% Fixed 38% Other 2% Loan Composition(1) Earning Asset Mix(2) 64% 22% 5% 8% 2% Total Loans AFS Securities Other(3) $8.9 $9.4 $9.0 $8.7 $8.4 $39.2 $38.9 $37.3 $35.6 $37.1 1Q23 2Q23 3Q23 4Q23 1Q24 Average AFS Securities Average Yield(4)Average HTM Securities $ in billions Average Total Investment Securities Balance Sheet Mix and Trends $48.1 $46.3 $44.3 (1) Loan statistics based on 3/31/2024 period-end balances; (2) Based on 3/31/2024 period-end balances; (3) Other includes loans HFS and trading account assets; (4) Yield is calculated on the basis of amortized cost Projected Cash Flow & Maturities (Under Implied Forward Rates) Floating Rate (Including Hedges) Existing Securities Portfolio Repricing Characteristics $ in billions 0.45% WA yield on portfolio $ in billions Short-term Treasury Maturities WA Maturity Yield Short-term Treasury Maturities 21 1.98% 2.04% 2.06% 2.26% .45% .44% .48% .63% Balance Sheet Management Detail $10.4 $4.9 $4.7 $22.7 $16.7 $15.8 2024 2025 2026 2.40% $45.5$48.3 ST Investments HTM Securities

Hedging Strategy $2.0 $3.3 $3.5 $3.5 $3.1 $1.4 $3.3 $3.3 $2.5 $9.0 $9.0 $9.0 $8.0 $8.0 $6.2 1Q24 2Q24 3Q24 4Q24 2025 2026 $ in billions Forward-starting Rec Fixed ALM Swaps Floor SpreadsSpot Starting Pay Fix Swaps $ in billions 3/31/2024 ALM Hedges(2) $ 17.3 ALM Forward Hedges(2) 5.3 Debt Swaps 11.3 Securities Hedges(3) 9.4 Non-zero Commercial Loan Floors 8.7 4Q22 – 1Q24 ALM Hedge Actions(1) ▪ Executed $250MM of forward-starting receive fixed swaps - WA receive rate: 3.85% (January 2025 start date) ▪ Executed $950MM of forward-starting debt hedges – WA receive rate: 3.77% (March 2025 start date) ▪ Executed $750MM of spot pay fix swaps to hedge securities – WA pay rate: 4.1% 22 Opportunistically locking in future benefit while managing downside risk (1) Chart includes forward-starting swaps and floor spreads since 4Q22; (2) Floating rate loans swapped to fixed rate; (3) AFS securities swapped to floating rate Hedge Portfolio 1Q24 ALM Hedge Actions

GAAP to Non-GAAP Reconciliation (1) For the three months ended March 31, 2024, December 31, 2023, and March 31, 2023, intangible assets exclude $1 million, $1 million, and $1 million, respectively, of period-end purchased credit card receivables; (2) Net of capital surplus; (3) For the three months ended March 31, 2024, December 31, 2023, and March 31, 2023, average intangible assets exclude $1 million, $1 million, and $1 million, respectively, of average purchased credit card receivables. 23 $ in millions 1Q24 4Q23 1Q23 Tangible common equity to tangible assets at period end Key shareholders’ equity (GAAP) $ 14,547 $ 14,637 $ 14,322 Less: Intangible assets(1) 2,799 2,806 2,836 Preferred stock(2) 2,446 2,446 2,446 Tangible common equity (non-GAAP) 9,302 $ 9,385 $ 9,040 Total assets (GAAP) $ 187,485 $ 188,281 $ 197,519 Less: Intangible assets(1) 2,799 2,806 2,836 Tangible assets (non-GAAP) $ 184,686 $ 185,475 $ 194,683 Tangible common equity to tangible assets ratio (non-GAAP) 5.04% 5.06% 4.64 % Average tangible common equity Average Key shareholders’ equity (GAAP) $ 14,649 $ 13,471 $ 13,817 Less: Intangible assets (average) (3) 2,802 2,811 2,841 Preferred stock (average) 2,500 2,500 2,500 Average tangible common equity (non-GAAP) $ 9,347 $ 8,160 $ 8,476

GAAP to Non-GAAP Reconciliation 24 $ in millions 1Q24 4Q23 1Q23 Return on average tangible common equity from continuing operations Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 183 $ 30 $ 275 Average tangible common equity (non-GAAP) 9,347 8,160 8,476 Return on average tangible common equity from continuing operations (non-GAAP) 7.87% 1.46% 13.16 % Return on average tangible common equity consolidated Net income (loss) attributable to Key common shareholders (GAAP) $ 183 $ 30 $ 276 Average tangible common equity (non-GAAP) 9,347 8,160 8,476 Return on average tangible common equity consolidation (non-GAAP) 7.87% 1.46% 13.21 % Cash efficiency ratio Noninterest expense (GAAP) $ 1,143 $ 1,372 $ 1,176 Less: Intangible asset amortization 8 10 10 Adjusted noninterest expense (non-GAAP) $ 1,135 $ 1,362 $ 1,166 Net interest income (GAAP) $ 875 $ 921 $ 1,099 Plus: Taxable-equivalent adjustment 11 7 7 Noninterest income (GAAP) 647 610 608 Total taxable-equivalent revenue (non-GAAP) $ 1,533 $ 1,538 $ 1,714 Cash efficiency ratio (non-GAAP) 74.0% 88.6% 68.0%

GAAP to Non-GAAP Reconciliation

CET1 – AOCI Impact[1] ($ in millions)	1Q23	2Q23	3Q23	4Q23	1Q24
Common Equity Tier 1 (A)	$ 14,781	$ 14,887	$ 15,007	$ 14,894	$ 14,837
Add: accumulated other Comprehensive income (loss)	(4,559)	(4,961)	(5,581)	(4,573)	(4,608)
Adjusted Common Equity Tier 1 (B)	$ 10,223	$ 9,926	$ 9,426	$ 10,321	$ 10,229
Risk Weighted Assets (C)	$ 162,941	$ 160,422	$ 152,672	$ 148,575	$ 144,554
Common Equity Tier 1 ratio (A/C)	9.07 %	9.28 %	9.83 %	10.02 %	10.26 %
Adjusted CET1 Ratio (B/C)	6.27 %	6.19 %	6.17 %	6.95 %	7.08 %

Loan Yields Excluding Impact from Hedges[2]	1Q23	2Q23	3Q23	4Q23	1Q24
Loan Yield	5.01 %	5.26 %	5.41 %	5.51 %	5.61 %
Subtract: Loan Yield Impact of Realized Hedge Gains/(Losses)	(0.73) %	(0.82) %	(0.86) %	(0.84) %	(0.78) %
Loan Yield Excluding Impact from Hedges	5.74 %	6.08 %	6.27 %	6.35 %	6.39 %

(1) Under the current applicable regulatory capital rules, Key has made the AOCI opt out election, which enables us to exclude components of AOCI from regulatory capital, notably the AOCI relative to securities and pension. Adjusted CET1 ratio is a non-GAAP measure and is calculated based on Common Equity Tier 1 capital, inclusive of the AOCI impact from securities and pension, divided by risk weighted assets. We believe this non-GAAP measure provides useful information in light of the potential for change in the regulatory capital framework; (2) Loan Yields Excluding Impact from Hedges is a non-GAAP metric and is calculated by excluding losses realized on derivatives which hedge the interest rate risk of our loans. We believe this metric is meaningful as it provides information on loan yields excluding the impacts of hedge-related interest rate risk management programs

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Selected Items Impact on Earnings

Selected Items Impact on Earnings[1]						
$ in millions, except per share amounts		Pretax[2]		After-tax at marginal rate[2]		
Quarter to date results		Amount		Net Income		EPS[3]
Three months ended March 31, 2024						
FDIC special assessment (other expense)[4]	$	(29)	$	(22)	$	(0.02)
Three month ended December 31, 2023						
Efficiency related expenses [5]	$	(67)	$	(51)	$	(0.05)
Pension settlement (other expense)		(18)		(14)		(0.02)
FDIC special assessment (other expense)[4]		(190)		(144)		(0.15)
Total selected items		(275)		(209)		(0.22)
Three month ended March 31, 2023						
Efficiency related expenses[6]		(64)		(49)		(0.05)

(1) Includes items impacting results or trends during the period but are not considered non-GAAP adjustments. (2) Favorable (unfavorable) impact (3) Impact to EPS reflected on a fully diluted basis (4) In November 2023, the FDIC issued a final rule implementing a special assessment on insured depository institutions to recover the loss to the FDIC's deposit insurance fund (DIF) associated with protecting uninsured depositors following the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the initial loss estimate related to the special assessment during the fourth quarter of 2023. In late February 2024, the FDIC provided updated estimates on the uninsured deposit losses and recoverable assets related to the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the additional expense related to the revised special assessment during the first quarter of 2024. (5) Efficiency related expenses for the three months ended December 31, 2023, consist primarily of $39 million of severance recorded in personnel expense and $24 million of corporate real estate related rationalization and other contract termination or renegotiation costs recorded in other expense. (6) Efficiency related expenses for the three months ended March 31, 2023, consist primarily of $31 million of severance recorded in personnel expense and $28 million of corporate real estate related rationalization and other contract termination or renegotiation costs recorded in other expense.

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This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2023, and in subsequent filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward- looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Key’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in in the appendix to this presentation, the financial supplement, or the press release related to this presentation, all of which can be found on Key’s website (www.key.com/ir). Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at the federal statutory rate. This adjustment puts all earning assets, most notably tax-exempt municipal securities, and certain lease assets, on a common basis that facilitates comparison of results to results of peers. Certain income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total consolidated earnings per share performance excluding the impact of such items. When the impact of certain income or expense items is disclosed separately, the after-tax amount is computed using the marginal tax rate, with this then being the amount used to calculate the earnings per share equivalent. GAAP: Generally Accepted Accounting Principles 27 Forward-looking Statements and Additional Information